UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09651 and 811-09735

Name of Fund:   BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Focus Growth

            Fund, Inc. and Master Focus Growth LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2017

Date of reporting period: 02/28/2017

Item 1 – Report to Stockholders

FEBRUARY 28, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

  BlackRock Focus Growth Fund, Inc.

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

Risk assets, such as stocks and high yield bonds, enjoyed strong performance in the 12 months ended February 28, 2017. It was a different story for higher-quality assets such as U.S. Treasuries, which generated muted returns after struggling in the latter part of 2016 as reflationary expectations in the United States helped drive a pick-up in global growth and investors braced for higher interest rates.

Markets showed great resilience during the period. Big surprises such as the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election brought spikes in equity market volatility, but they were ultimately short-lived. Instead, investors used the sell-offs to seize upon buying opportunities, allowing markets to quickly rebound. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors including an aging population, low productivity growth and excess savings. A tempered economic growth trend and high valuations across most assets have set the stage for muted investment returns going forward.

Equity markets still have room to move, although the disparity between winners and losers is widening, making selectivity increasingly important. Fixed income investors are also facing challenges as bond markets recalibrate to accommodate rising rates and higher inflation expectations. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.01%	24.98%
U.S. small cap equities (Russell 2000® Index)	12.61	36.11
International equities (MSCI Europe, Australasia, Far East Index)	4.90	15.75
Emerging market equities (MSCI Emerging Markets Index)	5.51	29.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.22	0.39
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(6.17)	(4.09)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.19)	1.42
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.51)	0.76
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.43	21.83

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	3

Fund Summary as of February 28, 2017

Investment Objective

BlackRock Focus Growth Fund, Inc.’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended February 28, 2017, through its investment in Master Focus Growth LLC (the “Master LLC”), the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

In sector terms, information technology (“IT”) was the prime detractor from relative performance due to an underweight in hardware and weakness among IT services and internet software & services holdings. Consumer staples also weighed on returns, especially beverages. Selection in consumer discretionary contributed positively to the Master LLC’s results, led by internet & direct marketing retail names. Financials was an added source of strength, in particular bank holdings.

•

In stock specifics, the Master LLC’s underweight in Apple Inc. had the largest negative impact on relative results as the stock outperformed in the period. Nevertheless, the investment adviser maintains its underweight on the view that future outperformance of Apple shares requires further evidence of growth in iPhone units, stable gross margins/pricing power, and increased deployment of capital on its balance sheet to generate shareholder value.

•

Additional detractors included the Master LLC’s positions in beverage names Anheuser-Busch InBev SA/NV and Constellation Brands Inc. Anheuser-Busch may have underperformed after it reported weaker-than-expected earnings due to profit erosion in Brazil as a result of unfavorable currency hedging. The stock was sold before the end of the reporting period. Constellation Brands may have underperformed given the unexpected U.S. presidential election outcome and resulting risk associated with tariffs, mass deportations of undocumented immigrants and sentiment around Mexican goods in general.

•	The largest individual contributor over the six months was Netflix Inc. The stock outperformed after the company reported strong financial results and issued subscriber guidance that far exceeded expectations, in addition to raising its outlook for the first quarter of 2017.

•

Additional contributions came from the Master LLC’s positions in UnitedHealth Group Inc. and Domino’s Pizza Inc. UnitedHealth outperformed after the company announced 2017 earnings guidance that was meaningfully above consensus. The stock also rose with the prospects of lower taxes and more favorable regulations under the new administration. Domino’s gained as the company continues to take share in a fragmented pizza market thanks to its technology and marketing investments. Consumers are demanding delivery options broadly and the pizza space, Domino’s in particular, is capitalizing on this trend as they were a first mover in smartphone-enabled ordering. The investment adviser expects to see disproportionate market share gains accrue to those investing in technology for the foreseeable future.

Describe recent portfolio activity.

•

Due to a combination of trading activity and market movements during the reporting period, the Master LLC’s weighting in the financials sector significantly increased, most notably within banks. The allocations to industrials and consumer discretionary increased as well. The Master LLC’s weighting in the consumer staples sector substantially decreased, particularly within beverages and food & staples retailing. Exposure to energy and health care also declined.

Describe portfolio positioning at period end.

•

As of period end, the Master LLC’s largest sector overweights relative to the Russell 1000® Growth Index were in IT, consumer discretionary and financials. The largest sector underweights were in consumer staples and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in the common stock of not less than 25 to not more than 45 companies that Master LLC management believes have strong earnings and revenue growth and capital appreciation potential.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended February 28, 2017

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	7.90%	21.58%	N/A	13.07%	N/A	10.01%	N/A
Investor A	7.82	21.25	14.88%	12.63	11.42%	9.52	8.93%
Investor C	7.36	19.91	18.91	11.84	11.84	8.67	8.67
Russell 1000® Growth Index	9.15	22.15	N/A	13.79	N/A	9.07	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period[5]	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,079.00	$ 5.29	$1,000.00	$1,019.63	$ 5.14	1.03%
Investor A	$1,000.00	$1,078.20	$ 6.58	$1,000.00	$1,018.40	$ 6.39	1.28%
Investor C	$1,000.00	$1,073.60	$10.41	$1,000.00	$1,014.69	$10.11	2.03%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front- end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on September 1, 2016 and held through February 28, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Statement of Assets and Liabilities	BlackRock Focus Growth Fund, Inc.

February 28, 2017 (Unaudited)

Assets
Investments at value — Master LLC (cost — $80,274,975)	$107,514,439
Receivables:
Capital shares sold	245,146
From the Manager	13,756
Prepaid expenses	32,782

Total assets	107,806,123

Liabilities
Payables:
Administration fees	20,298
Capital shares redeemed	162,446
Contributions to the Master LLC	82,700
Officer’s fees	63
Other accrued expenses	2,760
Printing fees	14,407
Professional fees	35,904
Service and distribution fees	31,153
Transfer agent fees	47,847

Total liabilities	397,578

Net Assets	$107,408,545

Net Assets Consist of
Paid-in capital	$80,601,385
Accumulated net investment loss	(1,021,394)
Accumulated net realized gain allocated from the Master LLC	589,090
Net unrealized appreciation (depreciation) allocated from the Master LLC	27,239,464

Net Assets	$107,408,545

Net Asset Value
Institutional — Basedon net assets of $26,219,290 and 7,384,706 shares outstanding, 100 million shares authorized, $0.10 par value	$3.55

InvestorA — Based on net assets of $53,377,123 and 16,131,572 shares outstanding, 100 million shares authorized, $0.10 par value	$3.31

InvestorC — Based on net assets of $27,812,132 and 10,030,059 shares outstanding, 300 million shares authorized, $0.10 par value	$2.77

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	7

Statement of Operations	BlackRock Focus Growth Fund, Inc.

Six Months Ended February 28, 2017 (Unaudited)

Investment Income
Net investment income allocated from the Master LLC:
Dividends — affiliated	$1,461
Dividends — unaffiliated	277,389
Securities lending income — affiliated — net	1,871
Foreign taxes withheld	(5,425)
Expenses	(366,557)
Fees waived	102,676

Total investment income	11,415

Fund Expenses
Service and distribution — class specific	203,338
Administration	127,858
Transfer agent — class specific	106,079
Professional	32,768
Registration	29,281
Printing	14,674
Officer	21
Miscellaneous	4,975

Total expenses	518,994
Less:
Transfer agent fees waived — class specific	(3,525)
Transfer agent fees reimbursed — class specific	(49,534)

Total expenses after fees waived and reimbursed	465,935

Net investment loss	(454,520)

Realized and Unrealized Gain (Loss) Allocated from the Master LLC
Net realized gain from investments	2,287,443
Net change in unrealized appreciation (depreciation) on investments	5,827,131

Net realized and unrealized gain	8,114,574

Net Increase in Net Assets Resulting from Operations	$7,660,054

See Notes to Financial Statements.

8	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Statements of Changes in Net Assets	BlackRock Focus Growth Fund, Inc

Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016

Operations
Net investment loss	$(454,520)	$(853,942)
Net realized gain (loss)	2,287,443	(1,294,358)
Net change in unrealized appreciation (depreciation)	5,827,131	7,862,807

Net increase in net assets resulting from operations	7,660,054	5,714,507

Distributions to Shareholders[1]
From net realized gain:
Institutional	—	(1,233,029)
Investor A	—	(2,194,787)
Investor C	—	(1,451,298)

Decrease in net assets resulting from distributions to shareholders	—	(4,879,114)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(4,508,617)	16,893,889

Net Assets
Total increase in net assets	3,151,437	17,729,282
Beginning of period	104,257,108	86,527,826

End of period	$107,408,545	$104,257,108

Accumulated net investment loss, end of period	$(1,021,394)	$(566,874)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	9

Financial Highlights	BlackRock Focus Growth Fund, Inc.

	Institutional
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$3.29	$3.23	$3.42	$3.22	$2.88	$2.65

Net investment income (loss)[1]	(0.01)	(0.01)	(0.02)	0.00 [2]	0.00 [2]	(0.01)
Net realized and unrealized gain	0.27	0.22	0.36	0.79	0.34	0.25

Net increase from investment operations	0.26	0.21	0.34	0.79	0.34	0.24

Distributions from net realized gain[3]	—	(0.15)	(0.53)	(0.59)	—	(0.01)

Net asset value, end of period	$3.55	$3.29	$3.23	$3.42	$3.22	$2.88

Total Return[4]
Based on net asset value	7.90%[5]	6.59%	11.15%	26.17%[6]	11.81%	9.16%[7]

Ratios to Average Net Assets[8,9]
Total expenses	1.09%[10]	1.06%	1.14%	1.10%	1.20%	1.22%

Total expenses after fees waived and/or reimbursed	1.03%[10]	1.03%	1.09%	1.10%	1.20%	1.22%

Net investment income (loss)	(0.49)%[10]	(0.43)%	(0.53)%	0.05%	0.00%[11]	(0.28)%

Supplemental Data
Net assets, end of period (000)	$26,219	$22,415	$19,868	$14,733	$13,276	$15,780

Portfolio turnover of the Master LLC	38%	112%	94%	130%	178%	78%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 25.43%.

[7]

Includes a payment received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 8.02%.

[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%.

[9]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[10]	Annualized.

[11]	Less than 0.01%.

See Notes to Financial Statements.

10	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Financial Highlights (continued)	BlackRock Focus Growth Fund, Inc.

	Investor A
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$3.07	$3.03	$3.23	$3.07	$2.75	$2.54

Net investment loss[1]	(0.01)	(0.02)	(0.03)	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain	0.25	0.20	0.35	0.74	0.33	0.24

Net increase from investment operations	0.24	0.18	0.32	0.73	0.32	0.22

Distributions from net realized gain[2]	—	(0.14)	(0.52)	(0.57)	—	(0.01)

Net asset value, end of period	$3.31	$3.07	$3.03	$3.23	$3.07	$2.75

Total Return[3]
Based on net asset value	7.82%[4]	6.11%	11.10%	25.43%[5]	11.64%	8.76%[6]

Ratios to Average Net Assets[7,8]
Total expenses	1.40%[9]	1.40%	1.50%	1.49%	1.63%	1.65%

Total expenses after fees waived and/or reimbursed	1.28%[9]	1.28%	1.43%	1.49%	1.63%	1.65%

Net investment loss	(0.74)%[9]	(0.68)%	(0.87)%	(0.35)%	(0.43)%	(0.71)%

Supplemental Data
Net assets, end of period (000)	$53,377	$52,744	$40,206	$36,446	$33,622	$36,614

Portfolio turnover of the Master LLC	38%	112%	94%	130%	178%	78%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 24.65%.

[6]

Includes a payment received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 7.58%.

[7]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment loss.

[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	11

Financial Highlights (concluded)	BlackRock Focus Growth Fund, Inc.

	Investor C
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$2.58	$2.57	$2.83	$2.74	$2.48	$2.31

Net investment loss[1]	(0.02)	(0.04)	(0.04)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain	0.21	0.18	0.29	0.67	0.29	0.21

Net increase from investment operations	0.19	0.14	0.25	0.64	0.26	0.18

Distributions from net realized gain[2]	—	(0.13)	(0.51)	(0.55)	—	(0.01)

Net asset value, end of period	$2.77	$2.58	$2.57	$2.83	$2.74	$2.48

Total Return[3]
Based on net asset value	7.36%[4]	5.44%	9.87%	24.76%[5]	10.48%	7.90%[6]

Ratios to Average Net Assets[7,8]
Total expenses	2.15%[9]	2.16%	2.25%	2.24%	2.37%	2.40%

Total expenses after fees waived and/or reimbursed	2.03%[9]	2.03%	2.18%	2.24%	2.37%	2.40%

Net investment loss	(1.49)%[9]	(1.43)%	(1.62)%	(1.09)%	(1.17)%	(1.47)%

Supplemental Data
Net assets, end of period (000)	$27,812	$29,099	$26,453	$24,113	$22,831	$25,554

Portfolio turnover of the Master LLC	38%	112%	94%	130%	178%	78%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 23.88%.

[6]

Includes a payment received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 6.60%.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%.

[8]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Notes to Financial Statements (Unaudited)	BlackRock Focus Growth Fund, Inc.

1. Organization:

BlackRock Focus Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund seeks to achieve its investment objective by investing all of its assets in Master Focus Growth LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At February 28, 2017, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Directors of the Fund and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of February 28, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	13

Notes to Financial Statements (continued)	BlackRock Focus Growth Fund, Inc.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

4. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration: The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

BRIL and broker-dealers, pursuant to sub agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended February 28, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$64,666	$138,672	$203,338

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended February 28, 2017, the Fund paid $0 to affiliates of BlackRock in return for these services to Investor C Shares.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended February 28, 2017, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$114	$2,355	$1,056	$3,525

14	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Notes to Financial Statements (continued)	BlackRock Focus Growth Fund, Inc.

For the six months ended February 28, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$19,124	$56,459	$30,496	$106,079

Other fees: For the six months ended February 28, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares which totaled $3,781.

For the six months ended February 28, 2017, affiliates received CDSCs as follows:

Investor A	$2,100
Investor C	$3,125

Expense Limitations and Waivers: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows:

Institutional	Investor A	Investor C
1.03%	1.28%	2.03%

The Administrator has agreed not to reduce or discontinue this contractual expense limitation through December 31, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

The Administrator contractually agreed to waive the administration fees of the Fund and/or the investment advisory fees of the Master LLC, as necessary, to reduce the sum of the administration fee (as a percentage of the average daily net assets of the Fund) and the investment advisory fee (as a percentage of the average daily net assets of the Master LLC) by 0.20%. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement through December 31, 2017 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived-class specific and transfer agent fees reimbursed-class specific, respectively, in the Statement of Operations. For the six months ended February 28, 2017, class specific waivers or reimbursements were as follows:

	Institutional	Investor A	Investor C	Total
Transfer agent fees waived	$ 114	$ 2,355	$ 1,056	$ 3,525
Transfer agent fees reimbursed	$6,968	$27,261	$15,305	$49,534

Officer and Directors Fees: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program

The Fund may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the Fund’s investment restrictions). If the Fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended February 28, 2017, the Fund did not participate in the Interfund Lending Program.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	15

Notes to Financial Statements (concluded)	BlackRock Focus Growth Fund, Inc.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of February 28, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended February 28, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,029,911	$6,781,853	5,672,214	$18,075,232
Shares issued in reinvestment of distributions	—	—	342,887	1,117,813
Shares redeemed	(1,454,035)	(4,832,789)	(5,349,723)	(16,944,423)

Net increase	575,876	$1,949,064	665,378	$2,248,622

Investor A
Shares sold	1,765,194	$5,492,665	7,844,059	$23,364,100
Shares issued in reinvestment of distributions	—	—	676,946	2,057,916
Shares redeemed	(2,807,882)	(8,744,062)	(4,626,565)	(13,472,250)

Net increase (decrease)	(1,042,688)	(3,251,397)	3,894,440	11,949,766

Investor C
Shares sold	534,338	$1,405,813	3,360,193	$8,532,409
Shares issued in reinvestment of distributions	—	—	520,648	1,338,066
Shares redeemed	(1,768,886)	(4,612,097)	(2,896,365)	(7,174,974)

Net increase (decrease)	(1,234,548)	$(3,206,284)	984,476	$2,695,501

Total Net Increase (Decrease)	(1,701,360)	$(4,508,617)	5,544,294	$16,893,889

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Portfolio Information	Master Focus Growth LLC

As of February 28, 2017

Ten Largest Holdings	Percent of Net Assets

Amazon.com, Inc.	8%
Alphabet, Inc., Class A	7
UnitedHealth Group, Inc.	4
Alexion Pharmaceuticals, Inc.	4
Microsoft Corp.	4
Netflix, Inc.	4
Priceline Group, Inc.	3
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $999,102)	3
Visa, Inc., Class A	3
Facebook, Inc., Class A	3

Sector Allocation	Percent of Net Assets

Information Technology	38%
Consumer Discretionary	26
Health Care	18
Financials	7
Industrials	6
Consumer Staples	2
Materials	1
Telecommunication Services	1
Real Estate	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	17

Schedule of Investments February 28, 2017 (Unaudited)	Master Focus Growth LLC
(Percentages shown are based on Net Assets

Common Stocks	Shares	Value
Banks — 5.1%
Bank of America Corp.	110,912	$2,737,308
SunTrust Banks, Inc.	25,073	1,491,593
SVB Financial Group (a)	6,852	1,307,978

		5,536,879
Beverages — 2.2%
Constellation Brands, Inc., Class A	14,919	2,369,286
Biotechnology — 7.5%
Alexion Pharmaceuticals, Inc. (a)	33,217	4,359,731
Biogen, Inc. (a)	7,982	2,303,605
Celgene Corp. (a)	11,074	1,367,750

		8,031,086
Chemicals — 1.5%
Scotts Miracle-Gro Co., Class A	17,856	1,618,289
Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc., Class B (a)	12,622	2,163,663
Diversified Telecommunication Services — 1.3%
Zayo Group Holdings, Inc. (a)	45,895	1,446,610
Electrical Equipment — 2.3%
Acuity Brands, Inc.	11,626	2,456,574
Equity Real Estate Investment Trusts (REITs) — 0.8%
Equinix, Inc.	2,439	917,235
Health Care Equipment & Supplies — 2.9%
Becton Dickinson & Co.	9,995	1,829,585
Boston Scientific Corp. (a)	53,088	1,303,310

		3,132,895
Health Care Providers & Services — 5.4%
Humana, Inc.	5,206	1,099,768
UnitedHealth Group, Inc.	28,215	4,666,197

		5,765,965
Hotels, Restaurants & Leisure — 2.3%
Chipotle Mexican Grill, Inc. (a)(b)	1,263	528,869
Domino’s Pizza, Inc.	10,511	1,995,093

		2,523,962
Industrial Conglomerates — 1.5%
Roper Technologies, Inc.	7,593	1,588,456
Internet & Direct Marketing Retail — 15.0%
Amazon.com, Inc. (a)	10,386	8,776,585
Netflix, Inc. (a)	27,182	3,863,378
Priceline Group, Inc. (a)	2,000	3,448,260

		16,088,223

Common Stocks	Shares	Value
Internet Software & Services — 12.7%
Alphabet, Inc., Class A (a)	8,957	$7,568,038
Facebook, Inc., Class A (a)	23,220	3,147,239
Tencent Holdings Ltd.	112,000	2,972,140

		13,687,417
IT Services — 6.6%
FleetCor Technologies, Inc. (a)	9,642	1,639,140
Global Payments, Inc.	26,561	2,116,646
Visa, Inc., Class A	37,460	3,294,232

		7,050,018
Media — 1.7%
Madison Square Garden Co., Class A (a)(b)	9,918	1,778,892
Pharmaceuticals — 1.9%
Zoetis, Inc.	37,688	2,009,147
Professional Services — 1.8%
Equifax, Inc.	15,020	1,969,272
Semiconductors & Semiconductor Equipment — 2.7%
ASML Holding NV	16,666	2,028,086
Broadcom Ltd.	4,009	845,618

		2,873,704
Software — 9.6%
Activision Blizzard, Inc.	42,756	1,929,578
Adobe Systems, Inc. (a)	8,963	1,060,681
Autodesk, Inc. (a)	12,460	1,075,298
Microsoft Corp.	61,116	3,910,202
Zendesk, Inc. (a)	86,656	2,359,643

		10,335,402
Specialty Retail — 3.8%
Home Depot, Inc.	17,200	2,492,452
Ulta Beauty, Inc. (a)	5,683	1,553,903

		4,046,355
Technology Hardware, Storage & Peripherals — 2.1%
Apple Inc.	16,862	2,309,925
Textiles, Apparel & Luxury Goods — 2.8%
NIKE, Inc., Class B	53,160	3,038,626
Total Common Stocks — 95.5%		102,737,881

Preferred Stocks
Internet Software & Services — 3.1%
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $999,102) (a)(c)	64,404	3,358,025
Software — 0.8%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $598,061) (a)(c)	97,563	802,944
Total Preferred Stocks — 3.9%		4,160,969
Total Long-Term Investments (Cost — $79,659,423) — 99.4%		106,898,850

See Notes to Financial Statements.

18	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Schedule of Investments (continued)	Master Focus Growth LLC

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.42% (d)(e)	109,256	$109,256
SL Liquidity Series, LLC, Money Market Series, 0.90% (d)(e)(f)	2,149,704	2,150,134
Total Short-Term Securities (Cost — $2,259,353) — 2.1%		2,259,390

Value
Total Investments (Cost — $ 81,918,776) — 101.5%	$109,158,240
Liabilities in Excess of Other Assets — (1.5)%	(1,643,801)

Net Assets — 100.0%	$107,514,439

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. The Master LLC held restricted securities with a current value of $4,160,969, representing 3.9% of its net assets as of period end, and an original cost of $1,597,163.

(d)	Current yield as of period end.

(e)	During the six months ended February 28, 2017, investments in issuers considered to be affiliates of the Master LLC for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2016	Net Activity	Shares Held at February 28, 2017	Value at February 28, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	109,256	109,256	$109,256	$1,461		—	—
SL Liquidity Series, LLC Money Market Series	—	2,149,704	2,149,704	2,150,134	1,871	[2]	$20	$37
Total				$2,259,390	$3,332		$20	$37

[1]     Includes net capital gain distributions.

[2]     Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Security was purchased with the cash collateral from loaned securities.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	19

Schedule of Investments (continued)	Master Focus Growth LLC

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master LLC’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Banks	$5,536,879	—	—	$5,536,879
Beverages	2,369,286	—	—	2,369,286
Biotechnology	8,031,086	—	—	8,031,086
Chemicals	1,618,289	—	—	1,618,289
Diversified Financial Services	2,163,663	—	—	2,163,663
Diversified Telecommunication Services	1,446,610	—	—	1,446,610
Electrical Equipment	2,456,574	—	—	2,456,574
Equity Real Estate Investment Trusts (REITs)	917,235	—	—	917,235
Health Care Equipment & Supplies	3,132,895	—	—	3,132,895
Health Care Providers & Services	5,765,965	—	—	5,765,965
Hotels, Restaurants & Leisure	2,523,962	—	—	2,523,962
Industrial Conglomerates	1,588,456	—	—	1,588,456
Internet & Direct Marketing Retail	16,088,223	—	—	16,088,223
Internet Software & Services	10,715,277	$2,972,140	—	13,687,417
IT Services	7,050,018	—	—	7,050,018
Media	1,778,892	—	—	1,778,892
Pharmaceuticals	2,009,147	—	—	2,009,147
Professional Services	1,969,272	—	—	1,969,272
Semiconductors & Semiconductor Equipment	2,873,704	—	—	2,873,704
Software	10,335,402	—	—	10,335,402
Specialty Retail	4,046,355	—	—	4,046,355
Technology Hardware, Storage & Peripherals	2,309,925	—	—	2,309,925
Textiles, Apparel & Luxury Goods	3,038,626	—	—	3,038,626
Preferred Stocks:
Internet Software & Services	—	—	$3,358,025	3,358,025
Software	—	—	802,944	802,944
Short-Term Securities	109,256	—	—	109,256

Subtotal	$99,874,997	$2,972,140	$4,160,969	$107,008,106

Investments Valued at NAV[1]				2,150,134

Total Investments				$109,158,240

1 As of February 28, 2017, certain investments of the Master LLC were fair valued using NAV per share as no quoted market value is available and have been excluded from the fair value hierarchy.

During the six months ended February 28, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

20	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Schedule of Investments (concluded)	Master Focus Growth LLC

A reconciliation of Level 3 investments is presented when the Master LLC had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Securities
Assets:
Opening balance, as of August 31, 2016	$4,036,611
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	124,358
Purchases	—
Sales	—

Closing Balance, as of February 28, 2017	$4,160,969

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2017[1]	$124,358

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Master LLC’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks	$4,160,969	Market	Revenue Multiple[1]	11.25x - 12.75x	12.46x
			Revenue Growth Rate[1]	69.00% - 133.00%	81.35%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	21

Statement of Assets and Liabilities	Master Focus Growth LLC

February 28, 2017 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $2,134,891) (cost — $79,659,423)	$106,898,850
Investments at value — affiliated (cost — $2,259,353)	2,259,390
Cash	93,068
Receivables:
Investments sold	324,167
Securities lending income — affiliated	425
Contributions from investors	82,700
Dividends — affiliated	572
Dividends — unaffiliated	72,158
Prepaid expenses	553

Total assets	109,731,883

Liabilities
Cash collateral on securities loaned, at value	2,150,076
Payables:
Directors’ fees	2,944
Investment advisory fees	32,425
Other accrued expenses	31,620
Other affiliates	379

Total liabilities	2,217,444

Net Assets	$107,514,439

Net Assets Consist of
Investors’ capital	$80,274,975
Net unrealized appreciation (depreciation)	27,239,464

Net Assets	$107,514,439

See Notes to Financial Statements.

22	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Statement of Operations	Master Focus Growth LLC

Six Months Ended February 28, 2017 (Unaudited)

Investment Income
Dividends — affiliated	$1,461
Dividends — unaffiliated	277,389
Securities lending income — affiliated — net	1,871
Foreign taxes withheld	(5,425)

Total investment income	275,296

Expenses
Investment advisory	307,132
Professional	22,968
Accounting services	13,214
Directors	11,547
Custodian	8,291
Printing	979
Miscellaneous	2,426

Total expenses	366,557
Less fees waived by the Manager	(102,676)

Total expenses after fees waived	263,881

Net investment income	11,415

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	2,287,426
Investments — affiliated	20
Foreign currency transactions	(3)

2,287,443

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,827,094
Investments — affiliated	37

5,827,131

Net realized and unrealized gain	8,114,574

Net Increase in Net Assets Resulting from Operations	$8,125,989

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	23

Statements of Changes in Net Assets	Master Focus Growth LLC

Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016

Operations
Net investment income	$11,415	$102,569
Net realized gain (loss)	2,287,443	(1,294,358)
Net change in unrealized appreciation (depreciation)	5,827,131	7,862,807

Net increase in net assets resulting from operations	8,125,989	6,671,018

Capital Transactions
Proceeds from contributions	13,680,331	49,971,741
Value of withdrawals	(18,635,501)	(38,896,074)

Net increase (decrease) in net assets derived from capital transactions	(4,955,170)	11,075,667

Net Assets
Total increase in net assets	3,170,819	17,746,685
Beginning of period	104,343,620	86,596,935

End of period	$107,514,439	$104,343,620

Financial Highlights	Master Focus Growth LLC

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31,
		2016	2015	2014	2013	2012

Total Return
Total return	8.16%[1]	7.11%	11.70%	26.75%[2]	12.45%	9.80%[3]

Ratios to Average Net Assets
Total expenses	0.72%[4]	0.70%	0.74%	0.74%	0.76%	0.76%

Total expenses after fees waived	0.52%[4]	0.50%	0.54%	0.54%	0.56%	0.56%

Net investment income	0.02%[4]	0.10%	0.02%	0.61%	0.65%	0.38%

Supplemental Data
Net assets, end of period (000)	$107,514	$104,344	$86,597	$75,395	$69,868	$78,815

Portfolio turnover	38%	112%	94%	130%	178%	78%

[1]	Aggregate total return.

[2]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Master LLC’s total return. Not including this payment, the Master LLC’s total return would have been 26.01%.

[3]

Includes a payment received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Master LLC’s total return would have been 8.66%.

[4]	Annualized.

See Notes to Financial Statements.

24	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Notes to Financial Statements (Unaudited)	Master Focus Growth LLC

1. Organization:

Master Focus Growth LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board” and the members are referred to as “Directors”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Master LLC’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of February 28, 2017, certain investments of the Master LLC were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Master LLC’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master LLC may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	25

Notes to Financial Statements (continued)	Master Focus Growth LLC

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master LLC’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master LLC’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Master LLC values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master LLC’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

26	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Notes to Financial Statements (continued)	Master Focus Growth LLC

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master LLC. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master LLC is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master LLC could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assetsor liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	27

Notes to Financial Statements (continued)	Master Focus Growth LLC

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC, or excess collateral returned by the Master LLC, on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master LLC’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master LLC’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$1,760,956	$(1,760,956)	—
State Street Bank and Trust Co.	373,935	(373,935)	—

Total	$2,134,891	$(2,134,891)	—

[1]

Cash collateral with a value of $2,150,076 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

28	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Notes to Financial Statements (continued)	Master Focus Growth LLC

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC.

For such services, the Master LLC pays the Manager a monthly fee at an annual rate equal to the following percentage of the average daily value of the Master LLC’s net assets:

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56%
In excess of $3 billion but not more than $5 billion	0.54%
In excess of $5 billion but not more than $10 billion	0.52%
In excess of $10 billion	0.51%

Expense Limitations and Waivers: With respect to the Master LLC, the Manager contractually agreed to waive and/or reimburse fees or expenses of BlackRock Focus Growth Fund, Inc. (“Focus Growth”) and/or the Master LLC in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of daily average net assets is as follows:

Institutional	1.03%
Investor A	1.28%
Investor C	2.03%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through December 31, 2017, unless approved by the Board, including a majority of the Independent Directors, who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Master LLC.

With respect to the Master LLC, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of affiliated money market fund waiver. For the six months ended February 28, 2017, the amount waived was $299.

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Master LLC’s assets invested in affiliated equity or fixed income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to Septem-ber 1, 2016, the Manager did not waive such fees. Effective December 29, 2016, the waiver became contractual through December 31, 2017. This contractual agreement may be terminated upon 90 days’ notice by a majority of Independent Directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Master LLC.

The Manager contractually agreed to waive the administration fees of Focus Growth and/or the investment advisory fees of the Master LLC, as necessary, to reduce the sum of the administration fee (as a percentage of the average daily net assets of Focus Growth) and investment advisory fee (as a percentage of the average daily net assets of the Master LLC) by 0.20%. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement through December 31, 2017 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Master LLC. For the six months ended February 28, 2017, the Master LLC waived $102,377, which is included in fees waived by the Manager in the Statement of Operations.

For the six months ended February 28, 2017, the Master LLC reimbursed the Manager $649 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	29

Notes to Financial Statements (continued)	Master Focus Growth LLC

affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master LLC retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master LLC is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended February 28, 2017, the Master LLC paid BIM $653 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Master LLC may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master LLC’s investment policies and restrictions. The Master LLC is currently permitted to borrow under the Interfund Lending Program

The Master LLC may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Master LLC may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the Master LLC’s investment restrictions). If the Master LLC’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board

During the period ended February 28, 2017, the Master LLC did not participate in the Interfund Lending Program.

Officer and Director Fees: Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended February 28, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated Master LLC in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
—	$605,675	$114,764

6. Purchases and Sales:

For the six months ended February 28, 2017, purchases and sales of investments, excluding short-term securities, were $38,911,612 and $43,643,673, respectively.

7. Income Tax Information:

The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

As of February 28, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$82,119,810

Gross unrealized appreciation	$27,103,601
Gross unrealized depreciation	(65,171)

Net unrealized appreciation	$27,038,430

30	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Notes to Financial Statements (concluded)	Master Focus Growth LLC

8. Bank Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended February 28, 2017, the Master LLC did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers of securities owned by the Master LLC. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Master LLC may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master LLC may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master LLC’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master LLC may lose value, regardless of the individual results of the securities and other instruments in which the Master LLC invests.

The price the Master LLC could receive upon the sale of any particular portfolio investment may differ from the Master LLC’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master LLC’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master LLC, and the Master LLC could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master LLC’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

Concentration Risk: As of period end, the Master LLC invested a significant portion of its assets in securities in the information technology and consumer discretionary sectors. Changes in economic conditions affecting such sector would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	31

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

On September 26, 2016, the Board appointed Lena G. Goldberg as a Director of the Fund/Master LLC, effective November 4, 2016.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Directors of the Fund/Master LLC.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund/Master LLC 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

32	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017	33

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by lawor as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	BLACKROCK FOCUS GROWTH FUND, INC.	FEBRUARY 28, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FG-2/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: May 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: May 3, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

  Date: May 3, 2017

3